Exhibit 10.2
CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 10
to
Purchase Agreement No. 03776
between
The Boeing Company
and
United Airlines, Inc.
Relating to Boeing Model 737 *** Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of May 15, 2018, by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (Customer) (SA-10);

WHEREAS, the parties hereto entered into Purchase Agreement No. 3776 dated July 12,
2012, as amended and supplemented (Purchase Agreement), relating to the purchase and sale of Boeing model 737 *** aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, the parties wish to provide a process for determination of a replacement reference interest rate in the event that the *** ceases to be available;

WHEREAS, the parties wish to clarify the AGTA elements applicable to the model
737-*** aircraft;

WHEREAS, the parties wish to clarify the *** applicable to the model 737-*** aircraft;

WHEREAS, the parties wish to incorporate (i) a software loading agreement into the
Purchase Agreement; and (ii) a letter agreement for installation of cabin systems equipment;

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

1. Table of Contents.

The “Table of Contents” is deleted in its entirety and replaced with the attached “Table of
Contents” (identified by “SA-10”).

2. Tables.

Table 1.1 entitled “Follow-On 737-*** Aircraft Delivery, Description, Price and ***” is deleted in its entirety and replaced with the attached similarly titled “Table 1.1” (identified by “SA-9”).

UAL-PA-03776	SA-10	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.    Letter Agreements.

3.1. Letter Agreement UAL-PA-03776-LA-1207638R1 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-12077638R2 (identified by “SA-10”).

3.2.    Letter Agreement UAL-PA-03776-LA-1207644R1 entitled “*** Aircraft – 737-
***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-
1207644R2 (identified by “SA-10”).

3.3.    Letter    Agreement    UAL-PA-03776-LA-1207646R1    entitled     “Promotional
Support is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-
1207646R2 (identified by “SA-10”).

3.4. Letter Agreement UAL-PA-03776-LA-1207650R3 entitled “Special Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1207650R4 (identified by “SA-10”) to revise certain ***.

3.5. Letter Agreement UAL-PA-03776-LA-1208122 entitled “***” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208122R1 (identified by “SA-10”) to provide a process for determination of a replacement reference interest rate in the event the *** rate ceases to exist.

3.6. Letter Agreement UAL-PA-03776-LA-1208596 entitled “AGTA Matters” is deleted in its entirety and replaced with Letter Agreement UAL-PA-03776-LA-1208596R1 (identified by “SA-10”) to specify the *** period applicable to model 737-*** aircraft.

3.7.    Letter Agreement UAL-PA-3776-LA-1703858 entitled “*** Program for the
737-*** Aircraft” (identified by “SA-10”) is deleted and replaced in its entirety by UAL-PA-
3776-LA-1703858R1 to incorporate the 737-*** Aircraft having ***.

3.8.    Letter Agreement UAL-PA-3776-LA-1801367 entitled “Loading of Customer
Software” (identified by “SA-10”) is incorporated into the Purchase Agreement.

3.9.    Letter Agreement UAL-PA-3776-LA-1801619 entitled “Installation of Cabin
Systems Equipment” (identified by “SA-10”) is incorporated into the Purchase Agreement.

4. Miscellaneous.

4.1.    The following references in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements are revised as described in Figure 1 below.

UAL-PA-03776	SA-10	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Figure 1

Document(s)		Original Text	Replacement Text
1)	Purchase Agreement Basic Articles, Section 3.2
          3.2 *** Base Prices.
The *** Base Prices listed in Table 1 were calculated using the *** and *** as of the date of this Purchase Agreement *** at a rate of *** percent (***%) per year to the scheduled delivery year.
3.2 *** Base Prices. The *** Base Prices listed in Table 1, Table 1.1 and Table 1A were calculated utilizing the *** factors noted and *** to the month of scheduled delivery.
2)	Supp. Exhibits AE1 relating to Boeing Model 737-*** Aircraft, and	***For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 747-8, 777-200LR, 777- F, and 777-300ER the *** the ***	***(For Models 737-600, 737-700, 737-800, 737-900, 737-900ER, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR, 777-F, and 777-300ER the *** the ***”
3)	AE2 relating to Boeing Model 737-*** Aircraft, Section 1 parenthetical portion of ***.
4)	Supp. Exhibit EE1 relating to Boeing *** Aircraft, Section 1.	“. . . 737-600, -700, 800, -900 or -900ER, -7, -8, -9 Aircraft”	Addition of “737-***”: “. . . 737-600, 737-700, 737-800, 737-900 or 737-900ER, 737-7, 737-8, 737-9 and 737-10 Aircraft”
Figure 1, CONTINUED

Document(s)		Original Text	Replacement Text
5)	UAL-PA-03776-LA-1207640 “Demonstration Flight Waiver”	“Reference: Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737-*** aircraft (Aircraft)”	“Reference: Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)”
6)	UAL-PA-03776-LA-1207647 “Seller Purchased Equipment”
7)	UAL-PA-03776-LA-1208055R1 “*** Program”
8)	UAL-PA-03776-LA- 1208234 “Privileged and Confidential Matters”
9)	UAL-PA-03776-LA- 1208238 “Assignment Matters”
10)	UAL-PA-03776-LA- 1208869 “Delivery *** Matters”

UAL-PA-03776	SA-10	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Document(s)		Original Text	Replacement Text
11)	UAL-PA-03776-LA-1207649 “Spare Parts Initial Provisioning”
“Reference:
a) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United
Continental Holdings, Inc. (Customer) relating to Model 737-*** aircraft (Aircraft)
b) Customer Services General Terms Agreement No. CSGTA-UCH (CSGTA) between
Boeing and Customer.”

“References:
a) Purchase Agreement No.
03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft); and
b) Customer Services General Terms Agreement No. 24-1 (CSGTA) between Boeing and Customer.”

Figure 1, CONTINUED

Document(s)		Original Text	Replacement Text
12)	12) UAL-PA-03784-LA-1207869 “737 Production Adjustments”
“Reference:
1) Purchase Agreement No. PA 03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-
900ER aircraft (including any 737-700 or 737-800 aircraft, collectively the
737NG Aircraft)******

“References:
1) Purchase Agreement No.
03784 (Purchase Agreement) between The Boeing Company (Boeing) and United Air Lines, Inc. (Customer) relating to Model 737-900ER aircraft (including any 737-700 or
737-800 aircraft, collectively the 737NG Aircraft)
***

UAL-PA-03776	SA-10	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.2.    The following references to ‘”Table 1” in the Purchase Agreement and the associated exhibits, supplemental exhibits, and letter agreements to the Purchase Agreement are now deemed to be replaced per Figure 2 as follows:

Figure 2

Document	Original Reference	Replacement Reference
Purchase Agreement Basic Articles	Reference to “Table 1” (i) Opening Paragraph 1 (ii) Article 2 (iii) Article 3.1 (iv) Article 4.1 & 4.2 (v) Article 5.1	“Table 1, Table 1.1 and Table 1A”
Supplemental Exhibit AE2	Reference to “Table 1” (i) Article 1 (ii) Notes to Article 1	“Table 1A”
Supplemental Exhibit EE1	Reference to “Table 1” Article 2.6.2	“Table 1, Table 1.1 and Table 1A”
UAL-PA-03776-LA-1207647 “Seller Purchased Equipment”	Reference to “Table 1” Article 2.6.2	“Table 1, Table 1.1 and Table 1A”
UAL-PA-03776-LA-1207637R1 “*** Matters”	Reference to “Table 1” Article 1.1	“Table 1, Table 1.1 and Table 1A”

4.3. If Boeing or Customer determines that references described in Figure 1 and Figure 2 of this Supplemental Agreement No. 10 should be further amended, then Boeing and Customer will work together for a mutually agreeable solution.

5. Miscellaneous.

Boeing and Customer *** Customer’s ***.

The Purchase Agreement will be deemed supplemented to the extent provided herein as of the date hereof and as so supplemented will continue in full force and effect.

The rest of this page is left intentionally blank.

UAL-PA-03776	SA-10	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.
/s/ Irma L. Krueger	/s/ Gerald Laderman
Signature	Signature

Irma L. Krueger	Gerald Laderman
Printed Name	Printed Name

Attorney-in-Fact	Senior Vice President Finance, Procurement and Treasurer
Title	Title

UAL-PA-03776	SA-10	Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms
TABLE
1.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
1.1	*** 737-*** Aircraft Delivery, Description, Price and ***	SA-10
1A.	737-*** Aircraft Delivery, Description, Price and ***	SA-9
EXHIBITS
A-1	737-*** & *** 737-***Aircraft Configuration	SA-8
A-2	737-*** Aircraft Configuration
A-3	737-*** Aircraft Configuration
A-4	737-*** Aircraft Configuration	SA-9
B.	Aircraft Delivery Requirements and Responsibilities
SUPPLEMENTAL EXHIBITS
AE1.	***Adjustment/Airframe and ***
AE2.	***Adjustment/Airframe and *** for the 737-*** Aircraft	SA-9
BFE1.	BFE Variables 737-*** Aircraft-	SA-7
BFE2.	BFE Variables 737-*** Aircraft	SA-9
CS1.	Customer Support Variables	SA-9
EE1.	Engine Warranty and ***
SLP1.	Service Life Policy Components

UAL-PA-03776	TABLE OF CONTENTS	SA-10, Page 1 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

TABLE OF CONTENTS, CONTINUED
LETTER AGREEMENTS		SA NUMBER
UAL-PA-03776-LA-1207637R1	*** Matters	SA-8
UAL-PA-03776-LA-1207638R2	***	SA-10
UAL-PA-03776-LA-1207640	Demonstration Flight Waiver
UAL-PA-03776-LA-1207643R1	Open Matters 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1207644R2	*** Aircraft	SA-10
	*** Aircraft - Attachment A	SA-10
UAL-PA-03776-LA-1207646R2	Promotional Support	SA-10
UAL-PA-03776-LA-1207647	Seller Purchased Equipment
UAL-PA-03776-LA-1207649	Spare Parts Initial Provisioning
UAL-PA-03776-LA-1207650R4	Special Matters	SA-10
UAL-PA-03776-LA-1208055R1	***	SA-7
UAL-PA-03776-LA-1208122	***	SA-10
UAL-PA-03776-LA-1208123R1	*** Matters for 737-*** Aircraft	SA-9
UAL-PA-03776-LA-1208157R2	***	SA-9
UAL-PA-03776-LA-1208234	Privileged and Confidential Matters
UAL-PA-03776-LA-1208596R1	AGTA Matters	SA-10
UAL-PA-03776-LA-1208238	Assignment Matters
UAL-PA-03776-LA-1208869	Delivery *** Matters
UAL-PA-03784-LA-1207869	737 Production Adjustments
UAL-PA-03776-LA-1606848R2	*** Special *** Aircraft	SA-9
UAL-PA-03776-LA-1703685	737-*** Aircraft ***	SA-9
UAL-PA-03776-LA-1703743	2017 ***	SA-9
UAL-PA-03776-LA-1703858R1	*** Program for the 737-*** Aircraft	SA-10
	*** Commitment for the 737‑*** Aircraft	§5.1.2 of SA‑9
UAL-PA-3776-LA-1801367	Loading of Customer Software	SA-10
UAL-PA-3776-LA-1801619	Installation of Cabin Systems Equipment	SA-10

UAL-PA-03776	TABLE OF CONTENTS	SA-10, Page 2 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF
Supplemental Agreement No. 1	June 17, 2013
Supplemental Agreement No. 2	January 14, 2015
Supplemental Agreement No. 3	May 26, 2015
Supplemental Agreement No. 4	June 12, 2015
Supplemental Agreement No. 5	January 20, 2016
Supplemental Agreement No. 6	February 8, 2016
Supplemental Agreement No. 7	December 27, 2016
Supplemental Agreement No. 8	June 7, 2017
Supplemental Agreement No. 9	June 15, 2017
Supplemental Agreement No. 10	May 15, 2018

UAL-PA-03776	TABLE OF CONTENTS	SA-10, Page 3 of 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Table 1.1 To Purchase Agreement No. 03776
*** 737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:	737-***	**** pounds	Detail Specification:	***
Engine Model/Thrust:	***	**** pounds	Airframe Price Base Year/*** Formula:	***	***
Airframe Price:		$***	Engine Price Base Year/*** Formula:	***	***
*** Features:		$***
Sub-Total of Airframe and Features:		$***	Airframe *** Data:
Engine Price (Per Aircraft):		$***	Base Year Index (ECI):	***
Aircraft Basic Price (Excluding BFE/SPE):		$***	Base Year Index (CPI):	***
Buyer Furnished Equipment (BFE) Estimate:		$***
Seller Purchased Equipment (SPE) Estimate:		$***

Deposit per Aircraft:		$***

# of Aircraft	Delivery Date		***	Manufacturer Serial Number	Subject of Letter No. UAL-PA-03776-LA-1802280?	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
		Number of	Factor				*** Base	***	***	***	***
		Aircraft	(Airframe)				Price Per A/P	***	***	***	***
***	***	***	***	***	***	***	$***	$***	$***	$***	$***
Total in this Table:		***	Total Deferral Aircraft:
* Nominal delivery *** pursuant to Letter Agreement number UAL-PA-03776-LA-1207643 entitled "Open Matters 737-*** Aircraft", including successors thereof.

Note: Serial Numbers are provided as guidance only and are subject to change.

***

UAL-PA-03776 APR: 108191.TXT	Table 1 per SA-10, Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207638R2

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    ***

Reference:    Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing
Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737
*** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207638 dated June 15, 2017.

Subject to the terms herein, Customer may ***:

***.

For this Letter Agreement, each such *** aircraft referred to in (i) and (ii) above shall be defined to be a *** Aircraft.

1.    Customer’s Written Notice.

Customer shall provide written notice of its intention ***,

(i)	no later than the first day of the month that is ***, provided that a *** Customer, or;

(ii)    no later than the first day of the month that is ***, if a *** delivered to
Customer.

2.    737-*** Aircraft Customer ***.

2.1    Customer *** for the *** 737-*** Aircraft under this Letter Agreement and
Supplemental Agreement No. 9 are limited to *** 737-*** Aircraft ***.

2.2 Notwithstanding Section 2.1 above, Boeing has advised Customer that if *** specified in Letter Agreement 6-1162-ILK-LA-171027 entitled “Flight Operations Enhancements” ***, then Customer will have the *** of such *** 737-*** aircraft *** 737 *** aircraft model ***.

3.    ***

4.    Definitive Agreement.

***.

UAL-PA-03776-LA-1207638R2 ***	SA-10 Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

5.    ***
6.    Assignment.
Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.
7.    Confidential Treatment.
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its: Attorney-in-Fact

UAL-PA-03776-LA-1207638R2 ***	SA-10 Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance, Procurement and
    Treasurer

UAL-PA-03776-LA-1207638R2 ***	SA-10 Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207644R2

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject: *** Aircraft – 737-***

Reference: Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing
Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737
*** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207644R1 dated December 27, 2016.

1. Right to Purchase *** Aircraft.

Subject to the terms and conditions contained in this Letter Agreement, in addition to the Aircraft described in Table 1, Table 1.1 and Table 1A to the Purchase Agreement as of the date of execution of this Letter Agreement, Customer will have the *** Model 737-*** aircraft as
*** aircraft (*** Aircraft).

2. Delivery.

The number of aircraft and delivery months are listed in the Attachment A to this Letter Agreement. The scheduled delivery position of each *** Aircraft listed in Attachment A provides the delivery schedule in *** consisting of a nominal delivery *** (Nominal Delivery
***) plus and minus ***. No later than *** prior to Nominal Delivery *** of Customer’s first *** Aircraft in each calendar year, Boeing will provide written notice with a revised Attachment A of the scheduled delivery *** for each *** Aircraft with a Nominal Delivery *** in such calendar year.

3. Configuration.
3.1 Subject to the provisions of Article 3.2, below, the configuration for the *** Aircraft will be the Detail Specification for Boeing Model 737-*** aircraft at the revision level in effect at the time of Definitive Agreement (as defined below). Such Detail Specification will be revised to include (i) changes applicable to the Detail Specification that are developed by Boeing between the *** (as defined below) and the signing of the Definitive Agreement, (ii) changes required to obtain required regulatory certificates, and (iii) other changes as mutually agreed.

3.2    Subject to ***, the *** Aircraft ***, provided that it can achieve *** which would result pursuant to the provisions of Article ***.
4.    Price.

4.1    The Airframe Price and *** Features Prices for each of the *** Aircraft is identified in Attachment A to this Letter Agreement. ***.

UAL-PA-03776-LA-1207644R2	SA-10
*** Aircraft - 737-***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.2 The Airframe Price, *** Features Prices, and Aircraft Basic Price for each of the *** Aircraft shall be adjusted in accordance with the terms set forth in Article 2.1.5 (***) of the AGTA.

4.3    The *** Price shall be developed in accordance with the terms of the Purchase
Agreement and determined at the time of Definitive Agreement.

5.    Payment.

5.1    ***.

5.2    Notwithstanding the amount shown in Attachment A, the *** Deposit will be ***
for each *** Aircraft.

5.3 At Definitive Agreement for the *** Aircraft, *** will be payable as specified in the Purchase Agreement. The remainder of the Aircraft Price for the *** Aircraft will be paid
***.

6.    Option Exercise.

6.1 Customer may *** by giving written notice to Boeing on or before the date *** prior to the earlier of the first day of either the Nominal Delivery *** or the delivery *** listed in Attachment A (***).

6.2    ***.

6.3 If at any given time, the aggregate number of *** Aircraft *** Aircraft, then Customer may request for Boeing to *** Aircraft in *** Aircraft under the Purchase Agreement on the basis of the terms of this Letter Agreement.

6.3.1 Boeing will accommodate Customer’s request for *** Aircraft in accordance with the terms of Letter Agreement 6-1162-KKT-080, as amended; provided, however, that such Boeing accommodation is further conditioned upon Boeing having *** for
*** Aircraft.

6.3.2 In response to any Customer request for *** Aircraft, Boeing will provide a written notice for Customer's consideration and written acceptance within *** of such Boeing notice. Delivery *** will be specified in Boeing’s notice for confirmation by Customer through execution of a supplemental agreement incorporating *** Aircraft. Delivery positions of *** Aircraft will be subject to mutual agreement and will take into account ***.

7.    Definitive Agreement.

Following Customer’s *** the parties will sign a definitive agreement for the purchase of such *** Aircraft (Definitive Agreement) within *** of such exercise. The Definitive Agreement will include the provisions of the Purchase Agreement as modified to reflect the provisions of this Letter Agreement. In the event the parties have not entered into a Definitive Agreement within *** following ***, either party may *** such *** Aircraft by giving written notice to the other within ***. If Customer and Boeing fail to enter into the Definitive Agreement, Boeing will *** for *** Aircraft and shall have no further obligation with respect to *** Aircraft.

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*** Aircraft - 737-***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

8.    Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or in part.

9.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-
1208234.

Very truly yours,

THE BOEING COMPANY

By:    /s/ Irma L. Krueger

Its:    Attorney-in-Fact

UAL-PA-03776-LA-1207644R2	SA-10
*** Aircraft - 737-***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance, Procurement and
    Treasurer

UAL-PA-03776-LA-1207644R2	SA-10
*** Aircraft - 737-***	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment A to Letter Agreement No. UAL-PA-03776-LA-1207644R2
737-*** Aircraft Delivery, Description, Price and ***

Airframe Model/MTOW:		737-***	*** pounds		Detail Specification:			***
Engine Model/Thrust:		***	*** pounds	Subject to confirmation	Airframe Price Base Year/*** Formula:			***	***
Airframe Price:			$***		Engine Price Base Year/*** Formula:			***	***
*** Features:			$***
Sub-Total of Airframe and Features:			$***		Airframe *** Data:
Engine Price (Per Aircraft):			$***		Base Year Index (ECI):			***
Aircraft Basic Price (Excluding BFE/SPE):			$***		Base Year Index (CPI):			***
Buyer Furnished Equipment (BFE) Estimate:			$***
Seller Purchased Equipment (SPE) Estimate:			$***

Deposit per Aircraft:			$***

# of *** Aircraft		***	*** Exercise Expiry	Actual or Nominal Delivery ****	*** Estimate	*** Per Aircraft (Amts. Due/*** Prior to Delivery):
Delivery	Number of	Factor			*** Base	***	***	***	***
Date	Aircraft	(Airframe)			Price Per A/P	***	***	***	***
*** ***	***	***	***	***	$***	$***	$***	$***	$***
Total:	***

* Nominal delivery *** are subject to revision pursuant to Letter Agreement number UAL-PA-03776-LA-1207644R2 and any successor thereof.

UAL-PA-03776 59499-1F.TXT	SA-10 Page 1
BOIENG / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207646R2

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Promotional Support

Reference: Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (as assignee of United Continental Holdings, Inc.) (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1207646R1 dated December 13, 2013. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing and Customer wish to enter into an agreement pursuant to which each party will contribute equally to promotional programs in support of the entry into service of the Aircraft as more specifically provided below.

1.    Definitions.

1.1    Commitment Limit shall have the meaning set forth in Article 2, below.

1.2    Covered Aircraft shall mean those Aircraft identified on Table 1, Table 1.1 and
Table 1A to the Purchase Agreement as of the date of signing of this Letter Agreement.

1.3 Performance Period shall mean the period beginning *** after the scheduled delivery *** of the first Covered Aircraft. Customer requested, and Boeing agreed to provide, *** of the Performance Period ***.

1.4 Promotional Support shall mean mutually agreed *** promotion programs, advertising campaigns or such other marketing and promotional activities as the parties may mutually agree.

1.5 Qualifying Third Party Fees shall mean fees paid by Customer to third party providers for Promotional Support provided to Customer during the Performance Period.

2.    Commitment.

As more particularly set forth in this Letter Agreement, Boeing agrees to provide Promotional Support to Customer during the Performance Period in a value not to exceed *** for the first Covered Aircraft delivered to Customer and not to exceed *** per Covered Aircraft for each Covered Aircraft delivered to Customer thereafter. For the avoidance of doubt,

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Promotional Support	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Customer may request payment of any or all of such Promotional Support prior to delivery of the first Covered Aircraft to Customer.

3.    Methods of Performance.

3.1 Subject to the Commitment Limit, Boeing will reimburse *** of Customer’s payments of Qualifying Third Party Fees provided that Customer provides Boeing copies of paid invoices for such Qualifying Third Party Fees no later than *** after the delivery of the first Covered Aircraft.

3.2 Notwithstanding the above, at Customer’s request and subject to a mutually agreed project, Boeing will provide certain Promotional Support during the Performance Period directly to Customer. The full value of such Boeing provided Promotional Support will be accounted for as part of the Commitment Limit and will correspondingly reduce the amount of Qualifying Third Party Fees that are subject to reimbursement pursuant to Article 3.1 above. Additionally, without duplication the parties agree that the sum of *** (One-Time Non-Matching Promo Support) shall be available to Customer on a one-time non-matching basis. For the avoidance of doubt, the One-Time Non-Matching Promo Support shall be spent on promotional activity selected at Customer’s discretion and shall be made available within *** of the effective date of this Letter Agreement.

3.3 In the event Customer does not (i) utilize the full amount of the Commitment Limit within the Performance Period or (ii) submit its paid invoices for Qualifying Third Party Fees within the required time, as set forth in Article 3.1, Boeing shall have no further obligation to Customer for such unused Commitment Limit or to *** Customer for such Qualifying Third Party Fees, respectively.

4.    Project Approval.

Following the execution of this Letter Agreement, a Boeing Airline Marketing Services representative will meet with Customer’s designated representative to review and approve the extent, selection, scheduling, and *** process for the Promotional Support to be provided pursuant to this Letter Agreement.

5.    Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238 the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

6.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-
1208234.

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Promotional Support	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its:     Attorney-in-Fact

UAL-PA-03776-LA-1207646R2	SA-10
Promotional Support	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By: /s/ Gerald Laderman

Its:    Senior Vice President Finance,
    Procurement and Treasurer

UAL-PA-03776-LA-1207646R2	SA-10
Promotional Support	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1207650R4

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Special Matters – 737 *** Aircraft

References: 1) Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft); and

2)	Letter Agreement UAL-PA-03776-1207638 entitled ***

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-0 3776-LA-1207650R3 dated June 15, 2017.

1.    ***.

1.1    ***. At the *** of each 737-*** Aircraft, Boeing *** to Customer *** in an ***
the 737-*** Aircraft ***.

1.2 ***. At the *** of each 737-*** Aircraft, Boeing *** to Customer a credit memorandum in an ***. Boeing represents that *** of this 737-*** is consistent with the terms of Letter Agreement 6-1162-KKT-080, as amended.
1.3    ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** to Customer ***.
1.3.1    ***. At the time *** of each ***, Boeing *** to Customer ***. Boeing represents that the inclusion of this *** is consistent with the terms of Letter Agreement 6‑1162-KKT-080, as amended.
1.4    ***. Pursuant to the ***, Customer may *** of ***. At the time of ***, Boeing *** Customer ***.
1.4.1    ***. At the time *** of each ***, Boeing *** to Customer ***. Boeing represents that the inclusion of this *** is consistent with the terms of Letter Agreement 6‑1162-KKT-080, as amended.
1.5    *** Aircraft *** and ***.
The parties agree to the following *** which will *** Boeing Model 737-*** aircraft specified in Table 1 and Table 1.1 and *** Boeing Model 737-*** aircraft specified in Table 1A, at

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Special Matters	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

the effective date of this Letter Agreement and as may be ***. The *** aircraft comprise the *** Aircraft.
1.5.1    At the time of *** of each applicable *** Aircraft, Boeing *** to Customer a *** Aircraft that is a model 737-*** aircraft; and *** to be used solely for the *** of Boeing *** and *** and shall not be applied to *** or ***.
1.5.2     Boeing and Customer will work together to periodically assess and agree to determine whether and how *** established in Attachment 1 is *** provided in Attachment 2 to this Letter Agreement. Such assessment will incorporate the methodology and .assumptions incorporated in development of Attachment 1 to this Letter Agreement including *** to the effective date of Supplemental Agreement No. 7 to the 787 Purchase Agreement No. 3860 and *** in Attachment 1 to this Letter Agreement.
1.6    737-***.
At the time *** of each 737-*** Aircraft, Boeing *** to Customer *** in an *** (737-*** ***).
1.7    *** 737 ***.
Should Customer *** of a 737-*** Aircraft or a 737-*** Aircraft from ***, Boeing *** to Customer *** 737-*** and 737-*** Aircraft *** specified below:

Aircraft Availability	*** Amount of *** 737 ***
737-*** Aircraft	$***
737-*** Aircraft	$***
2.***.
Unless otherwise noted, the *** stated in Paragraphs 1.1 through 1.7 (***) are in (a) *** year dollars for the 737-*** Aircraft, the 737-*** Aircraft, the 737-*** Aircraft and (b) *** year dollars for 737-*** Aircraft. The *** will be *** to the scheduled month of the respective Aircraft *** pursuant to the *** formula set forth in the Purchase Agreement applicable to the Aircraft. The *** may, at the election of Customer, be *** Boeing *** and *** (but shall ***).
3.    Reserved.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.    737 Supplier Management.
It is Boeing’s 737 *** design intent to maintain as much commonality with the 737NG while also achieving the 737 *** performance requirements (including, but not limited to, fuel bum, range, payload, etc.) that the market demands. If a *** leads to a Supplier Product to be available *** for the 737 *** where *** on the 737NG, or if an existing 737NG ***, then Boeing will ensure that *** 737 *** operators ***. These *** agreements, known as ***, will include (but not be limited to) enforceable provisions related to *** Boeing will utilize *** efforts to ensure that the terms of such *** agreements are ***
5.    Supplier Diversity.
Customer and Boeing agree to work towards a mutually agreeable solution for meeting diversity requirements in the supply base. Notwithstanding the foregoing sentence, Boeing agrees to (i) identify parts and equipment where Customer makes the procurement decision for potential opportunities; (ii) submit indirect reports until other options are vetted and approved; and (iii) continue to engage with Customer with regard to supplier diversity to ensure Boeing supports Customer’s requirements.
6.    Delivery ***.
Customer and Boeing agree that both Customer and Boeing will have certain Aircraft ***. Such *** are provided to Customer and Boeing pursuant to Letter Agreement No. UAL-PA-03776-LA-1208869.
7.    Assignment.
Unless otherwise noted herein, the *** described in this Letter Agreement are provided *** to Customer and in consideration of ***. Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, this Letter Agreement cannot be assigned, in whole or in part, without the prior written consent of Boeing. ***.

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BOEING / UNITED AIRLINES, INC. PROPRIETARY

8.    Confidentiality
Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-1208234.
Very truly yours,

THE BOEING COMPANY

By: /s/ Irma L. Krueger

Its:     Attorney-in-Fact

UAL-PA-03776-LA-1207650R4	SA-10
Special Matters	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance,
    Procurement and Treasurer

UAL-PA-03776-LA-1207650R4	SA-10
Special Matters	Page 5
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment 1 to Letter Agreement UAL-PA-03776-LA-1207650R4: ***

***
Current scenario:

Year	787-***	787-***	777-300***	737 *** and ***	***+	Total Cashflow
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total	***	***	***	***	***	***	Discount Rate	***%
PV (***%)	***	***	***	***	***	***	***	$***

Alternative scenario:
Col. 1    Col. 2        Col. 3        Col. 4        Col. 5        Col. 6        Col. 7

Year	787-***	787-***	777-300***	*** 737-*** and ***	***	Total Cashflow
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
Total	***	***	***	***	***	***
PV (***%)	***	***	***	***	***	***	Discount Rate	***%
			*** of Boeing ***:			***	***	$***

+
- Note: Payment dates for the "Fixed *** and ***" amounts and other related payments to Customer will be subject to adjustment as mutually agreed by the parties to reflect *** incorporated by the Supplemental Agreements executed on March 7 and this Supplemental Agreement 7. ***
subsequent to March 7 should be reviewed for *** to be issued in columns (5) and (6).

UAL-PA-03776-LA-1207650R4	SA-10
Special Matters	Attachment 1 to UAL-PA-03776-LA-1207650R4, Page 6
BOEING / UNITED AIRLINES, INC. PROPRIETARY

Attachment 2 to Letter Agreement UAL-PA-03776-LA-1207650R4

***
Current scenario: Using *** Forecast

Year	787-***	787-***	777-300***	737 *** and ***	Fixed *** and ***	Total Cashflow
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
Total	***	***	***	***	***	***	Discount Rate	***%
PV	***	***	***	***	***	***
(***%)							***	$***

Alternative scenario: *** & Using *** Forecast

Year	787-***	787-***	777-300***	*** 737-*** Aircraft ***	*** 737-*** Aircraft ***	Total Cashflow
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
***	***	***	***	***	***	***
Total	***	***	***	***	***	***	Discount Rate	***%
PV	***	***	***	***	***	***
(***%)							***	$***

UAL-PA-03776-LA-1207650R4	SA-10
Special Matters	Attachment 2 to UAL-PA-03776-LA-1207650R4, Page 7
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1208122R1

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    ***

Reference: Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Definition of Terms:

***

1.     ***.

2.    Interest.

In *** to the *** in paragraph 1, for *** commencing *** after the *** interest calculated as follows (Interest).

The product of the daily interest rate (computed by dividing the interest rate in effect for each day by three hundred sixty-five (365) day, or three hundred sixty-six (366) days, as the case may be) times the *** received by Boeing for such Aircraft. The interest rate in effect for each day shall be computed using the *** rate as published in the Wall Street Journal, US edition, effective the first business day of the *** and reset ***. For all purposes of this Letter Agreement, ***, then Boeing and Customer shall enter into an amendment to this Agreement to incorporate a *** interest rate that gives due consideration to the then prevailing market convention for determining a rate of interest for loans in the United States at such time.

Such interest will be calculated on a simple interest basis and paid in full at the same time as the ***.

3.    ***.

UAL-PA-03776-LA-1208122R1	SA-10
***	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

3.1    Boeing agrees to provide an *** the ***. The intent of providing such *** is to
*** the ***, as provided for in the Purchase Agreement, on the *** from the *** to the *** of
*** to *** under the Purchase Agreement.

3.2 The *** will be determined by subtracting the *** and *** at the *** for *** as provided in the Purchase Agreement, if applicable) *** and *** at the *** as provided in the Purchase Agreement, if applicable).

4.    ***.

Customer will not have the right to *** to *** of any *** because of a *** and *** the
*** for such ***. Within *** of receipt of *** that *** of an *** will be *** the *** as to such
*** by *** to ***. Subject to Articles 4.1, 4.2, and 4.3 of this Letter Agreement, if *** the ***
the *** will *** for that ***.

4.1 In the event that Customer *** the *** pursuant to Article 4 of this Letter Agreement, and the ***, then *** the *** as to such *** to *** must be provided *** of *** from *** that the *** for such Aircraft will be *** the ***. If *** the ***, then the *** for that
***.

4.2    For each additional *** the *** may *** the *** as to such *** by *** to ***.
*** to Boeing must be provided *** of receipt of *** from *** that the *** for such *** will be an *** the *** the *** of ***, then the *** for that ***.

4.3    In the event that the *** of a ***, and the ***, then ***.

5.    ***.

If the Purchase Agreement is *** with respect to any *** for a *** will, in *** and
Interest as described above, *** to Customer the *** of the *** received by *** for such ***.

6.    ***.

The *** in this Letter Agreement are *** for a *** and are *** all *** of Customer ***
or otherwise for *** in the *** delivery. Customer *** or otherwise for any such ***.

7.    Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer's becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

UAL-PA-03776-LA-1208122R1	SA-10
***	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

8.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-
03776-LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:     /s/ Irma L. Krueger

Its:     Attorney-in-Fact

ACCEPTED AND AGREED TO this

Date: May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance,
        Procurement and Treasurer

UAL-PA-03776-LA-1208122R1	SA-10
***	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1208596R1

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    AGTA Matters

References: 1) Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft); and

2) Aircraft General Terms Agreement dated as of July 12, 2012 between the parties, identified as UCH-AGTA (AGTA)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement replaces in its entirety Letter Agreement UAL-PA-03776-1208596 dated July 12, 2012.

1.    AGTA Basic Articles.

1.1 Article 2.1.1, “Airframe Price,” of the basic articles of the AGTA is revised to read as follows:

Airframe Price is defined as the price of the airframe for a specific model of aircraft described in a purchase agreement. (For Models
737-600, 737-700, 737-800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8,
777-200LR, and 777-300ER, ***.)

1.2    Article 2.1.3, “Engine Price” of the basic articles of the AGTA is revised to read as follows:

Engine Price is defined as the price set by the engine manufacturer for a specific engine to be installed on the model of aircraft described in a purchase agreement (*** to Models 737-600, 737-700, 737-
800, 737-900, 737-7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-
300ER).

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BOEING PROPRIETARY

1.3    Article 2.1.5, “*** Adjustment” of the basic articles of the AGTA is revised to read as follows:

*** Adjustment is defined as the price adjustment to the
Airframe Price (*** for Models 737-600, 737-700 737-800, 737-900, 737-
7, 737-8, 737-9, 737-10, 747-8, 777-200LR and 777-300ER) and the *** Features Prices resulting from the calculation using the economic price formula contained in the *** to the ***. The price adjustment to the Engine Price for all other models of aircraft will be calculated using the
*** in the ***.

1.4	Article 11 of the AGTA i entitled “Notices” is revised to read as follows: Article 11. Notices.

All notices required by this AGTA or by any applicable purchase agreement will be written in English, will be effective on the date of receipt, and will be delivered or transmitted by any customary means to the appropriate address or number listed below:

UNITED	BOEING

By mail:
United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

By Courier:
United Airlines, Inc.
233 South Wacker Drive - HDQPP
Chicago, Illinois 60606
Attn: Vice President of Procurement_______________

By mail:
The Boeing Company
P.O. Box 3707
Mail Code: 21-43
Seattle, WA 98124
By Courier:
Boeing Commercial Airplanes
1901 Oakesdale Avenue SW
Renton, Washington 98057
Attn: Vice President - Contracts
Mail Code 21-24

2.    Appendices to the AGTA.

2.1 Appendix I, entitled “SAMPLE Insurance Certificate” the Combined Single Limit Bodily Injury and Property Damage: U.S. Dollars ($) any one occurrence each Aircraft (with aggregates as applicable) is added for the 737-7, 737-8, 737-9 and 737-10 in the amount of ***.

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BOEING PROPRIETARY

3.    Exhibit C to the AGTA, “Product Assurance Document”.

3.1    Part 2, Article 3.1, subsection (i), of Exhibit C of the AGTA is revised to read as follows:

for Boeing aircraft models 777F, 777-200, 777-300ER, 737-600, 737-700, 737-
800, 737-900, 737-7, 737-8, 737-9, 737-10, 787 or new aircraft models designed and manufactured with similar, new technology and for the model 747-8, the warranty period ends *** months after Delivery.

Very truly yours,

THE BOEING COMPANY

By:     /s/ Irma L. Krueger

Its:     Attorney-In-Fact

UAL-PA-03776-LA-1208596R1	SA-10
AGTA Matters	Page 3
BOEING PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance,
    Procurement and Treasurer

UAL-PA-03776-LA-1208596R1	SA-10
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BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1703858R1

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject: *** Program for the 737-*** Aircraft

Reference:	Purchase Agreement No. PA-03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Continental Holdings, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. For the purposes of this Letter Agreement, the term 737-*** Aircraft shall also include any 737-*** aircraft added to the Purchase Agreement subsequent to the date of this SA-9. This Letter Agreement supersedes and replaces in its entirety Letter Agreement UAL-PA-03776-LA-1703858 dated June 15, 2017.

1. Definitions.

737-*** Notice means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

737-*** Program Aircraft means each 737-*** Aircraft specified in Table 1A of the
Purchase Agreement as of the date of this Letter Agreement.

2. Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the *** for the Airframe Price and *** Features Prices for each 737-*** Program Aircraft shall be determined in accordance with ***.

3. *** Forecast.

Boeing will release an *** forecast in *** of each year based on Boeing’s then current standard ***. Only one *** forecast shall be used to conduct the *** analysis performed in accordance with Article 4.1, below, for a given 737-*** Program Aircraft. The *** forecast applicable to a given 737-*** Program Aircraft is set forth in Attachment A.

UAL-PA-03776-LA-1703858R1	SA-10
*** Program	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

4.    ***.

4.1 If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any 737-*** Program Aircraft that is *** such *** forecast, as set forth in Attachment A, then Boeing shall issue a 737-*** Notice to the Customer by the date set forth in Attachment A. Such 737-*** Notice shall, ***, either:

4.1.1    *** for such affected 737-*** Program Aircraft *** as set forth in
Attachment B; or

4.1.2    provide Customer with the *** as set forth in Attachment B and the actual
*** factor determined in accordance with ***; or

4.1.3    provide Customer with *** as set forth in Attachment B, with Boeing and
Customer *** as set forth in Attachment B ***.

4.1.4    In the event that Boeing *** the 737-*** Notice as detailed in Article
4.1.2 or Article 4.1.3 and Customer ***, then Customer *** the Purchase Agreement with respect to such affected 737-*** Program Aircraft.

4.2 If Boeing provides Customer the *** described in Article 4.1.2 or Article 4.1.3 above, then Customer shall notify Boeing *** contained in Articles 4.1.2, 4.1.3, or 4.1.4 above within *** of its receipt of the 737-*** Notice from Boeing. In the event Customer *** in accordance with Article 4.1.4 above, then Boeing *** to Customer, *** for the *** 737-*** Program Aircraft.

4.2.1 Within *** of Boeing’s receipt of *** notice for any such *** 737-*** Program Aircraft under Article 4.2 above, Boeing *** written notice to Customer *** related to such *** 737-*** Program Aircraft ***, by Customer.

4.2.2 Should Customer *** any notice to Boeing in accordance with Article 4.2 above, then the *** for such 737-*** Program Aircraft shall be *** in accordance with Article
4.1.2.

4.3 In the event that the *** of a 737-*** Program Aircraft that is subject to either Article 4.1.1, Article 4.1.2 or Article 4.1.3 above, *** applicable to such 737-*** Program Aircraft will be determined pursuant to Article 5 below.

5.    ***.

5.1    If the *** forecast, as set forth in Article 3, *** any 737-*** Program Aircraft
*** as set forth in Attachment B and *** as set forth in Attachment B, *** for such 737-*** Program Aircraft *** as set forth in Attachment B *** as set forth in Attachment B ***.

5.2 In the event the *** at *** of a 737-*** Program Aircraft subject to Article 5.1 above, *** applicable to such 737-*** Program Aircraft will be determined pursuant to Article 6 below.

6.    ***.
If the *** forecast, as set forth in Article 3, above, ***, as set forth in Attachment B, *** any 737-*** Program Aircraft *** such *** forecast, as set forth in Attachment A, then such *** applicable to such 737-*** Program Aircraft ***:

UAL-PA-03776-LA-1703858R1	SA-10
*** Program	Page 2
BOEING / UNITED AIRLINES, INC. PROPRIETARY

6.1 If the *** of a 737-*** Program Aircraft, *** as set forth in Attachment B for such 737-*** Program Aircraft, then the *** for such 737-*** Program Aircraft.

6.2    *** of a 737-*** Program Aircraft, *** as set forth in Attachment B for such
737-*** Program Aircraft, then the *** for such 737-*** Program Aircraft *** as set forth in
Attachment B.

7.    Applicability to ***.

The ***, identified in the Purchase Agreement as subject to *** pursuant to Supplemental Exhibit AE2, and which pertains to the 737-*** Program Aircraft shall be *** established in this Letter Agreement for such 737-*** Program Aircraft *** provisions of the Purchase Agreement ***.

8.    Assignment.

Except as provided in Letter Agreement No. UAL-PA-03776-LA-1208238, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s becoming the operator of the Aircraft and cannot be assigned in whole or, in part.

9.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776-LA-
1208234.

Very truly yours,

THE BOEING COMPANY

By:     /s/ Irma L. Krueger

Its:     Attorney-In-Fact

UAL-PA-03776-LA-1703858R1	SA-10
*** Program	Page 3
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By /s/ Gerald Laderman

Its    Senior Vice President Finance, Procurement and
    Treasurer

UAL-PA-03776-LA-1703858R1	SA-10
*** Program	Page 4
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT A
*** Forecast & 737-*** Notice Date

*** Forecast	Applicable to 737-*** Program Aircraft Delivering in Time Period	737-*** Notice Date
***	***	***

Attachment A to UAL-PA-03776-LA-1703858R1	SA-10
*** Fixed Program	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

ATTACHMENT B
*** Factors - *** Base Year

***	***	***	***
***	***	***	***

Attachment B to UAL-PA-03776-LA-1703858R1	SA-10
*** Program	Page 1
BOEING / UNITED AIRLINES, INC. PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1801367

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Loading of Customer Software

Reference: Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737 *** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used and not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.    Introduction.

1.1 At Customer’s request, Boeing will to perform a courtesy load of Customer-unique aircraft operational software and associated data owned by or licensed to Customer (Customer Software) on the Aircraft. The terms and conditions of this Letter Agreement will apply if Customer has accepted Boeing’s offer to perform a courtesy load of Customer Software on the Aircraft.

1.2    Customer Software is not part of the Aircraft type design therefore the Aircraft
*** for delivery with such Customer Software installed on the Aircraft. For the Aircraft systems included in the Aircraft type design, Boeing will install its baseline production software to certify the Aircraft for *** to Customer.

2. Customer Software Loading.

2.1 At Customer’s request, Boeing will temporarily load Customer Software on the Aircraft prior to Aircraft certification to support standard Customer inspection activities for the Aircraft. Following the Customer inspection activities, Boeing will remove the Customer Software.

2.2    At Customer’s request, Boeing will load Customer Software on the Aircraft promptly following *** to Customer.

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3.    Additional Terms and Conditions.

3.1 Customer must provide the Customer Software to Boeing in support of Boeing’s schedule requirements. If any Customer Software load is ***, Boeing *** such Customer Software and Boeing will load Boeing baseline production software, if applicable, on the Aircraft.

3.2 Customer is responsible for all testing, verification, quality assurance, and operational approval of Customer Software.

3.3    Customer Software is BFE for the purposes of Articles 3.1.3, 3.2, 3.4, 3.5, 9,
10, and 11 of Exhibit A “Buyer Furnished Equipment Provisions Document” of the AGTA
and such Articles apply to the loading of Customer Software.

3.4    The loading of Customer Software is a service under Exhibit B “Customer
Support Document” of the AGTA.

3.5    Boeing makes no *** for the Customer Software loading services and Article
11 of Part 2 of Exhibit C “Disclaimer and Release; Exclusion of Liabilities” of the AGTA and
Article 8.2 “Insurance” of the AGTA apply to the loading of Customer Software.

4.    Confidential Treatment.

Customer and Boeing understand that certain commercial and financial information contained in this Letter Agreement are considered by Boeing and Customer as confidential and are subject to the terms and conditions set forth in Letter Agreement No. UAL-PA-03776- LA-1208234.

Very truly yours,

THE BOEING COMPANY

By:     /s/ Irma L. Krueger

Its:     Attorney-In-Fact

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ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance, Procurement
    and Treasurer

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The Boeing Company P.O. Box 3707 Seattle, WA 98124‑2207

UAL-PA-03776-LA-1801619

United Airlines, Inc.
233 South Wacker Drive
Chicago, Illinois 60606

Subject:    Installation of Cabin Systems Equipment

Reference:    Purchase Agreement No. 03776 (Purchase Agreement) between The Boeing
Company (Boeing) and United Airlines, Inc. (Customer) relating to Model 737
*** aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Customer has requested that Boeing install in the Aircraft the In-Flight Entertainment and communications systems (collectively referred to as Cabin Systems Equipment or CSE) described in (i) Attachment A1 to this Letter Agreement for the 737-*** Aircraft and (ii) Attachment A2 to this Letter Agreement for the 737-*** Aircraft (Attachments A1 and A2 collectively referred to herein as Attachment A). CSE is BFE that Boeing purchases for Customer and that is identified in the Detail Specification for the applicable Aircraft.

1.    Customer Responsibilities.

1.1 For 737-*** Aircraft, Customer has already selected CSE suppliers (Supplier(s)) system configuration and Options identified in Attachment A1 to this Letter. For the 737-*** Aircraft, Customer will select Suppliers and system configuration from among those identified in the Option(s) listed in Attachment A2 to this Letter Agreement (Attachment A1 and Attachment A2 referred to collectively as Attachment A), ***; or as otherwise available in the then current Standard Selections Catalog and formally offered by Boeing.

1.2 Customer will enter into initial agreements with their selected Suppliers, or otherwise cause the selected Suppliers, to actively participate with Customer and Boeing in meetings, including but not limited to the Initial Technical Coordination Meeting (ITCM), to ensure that Supplier's functional system specifications meet Customer's and Boeing's respective requirements. Such functional system specifications define functionality to which Boeing will test prior to delivery but are not a guarantee of functionality at delivery.

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1.3    Customer will enter into final agreements with the selected Suppliers that will:

1.3.1 include the actual statement of work as defined at the ITCM. Final agreements will also include price, warranty, training, product support following Aircraft delivery (including spares support), and any other special business arrangements required by Customer;

1.3.2 require Supplier to assist the seat suppliers in the preparation of seat assembly functional test plans and procedures and coordinate integration testing; and

1.3.3 require Supplier to comply with Boeing’s type design and type certification data development and protection requirements where the Supplier has type design/certification responsibility. The requirements will require Suppliers to (i) maintain type design/certificate data for *** such type certificate for all type design and (ii) entitle Boeing to access, review, and receive such type design/certification data. These requirements will be provided to Customer upon request.

2.    Boeing Responsibilities.

2.1    Boeing will:

2.1.1    perform the Project Manager functions stated in Attachment B;

2.1.2    provide Aircraft interface requirements to Suppliers;

2.1.3 assist Suppliers in the development of CSE system specifications and approve such specifications;

2.1.4    release purchase orders, including on-dock dates to Supplier on behalf of
Customer, and manage such purchase orders;

2.1.5    coordinate the resolution of technical issues with Suppliers;

2.1.6 ensure that at the time of Aircraft delivery the CSE configuration meets the requirements of the Option(s) contained in Attachment A to this Letter Agreement as such Attachment A may be amended from time to time; and

2.1.7    obtain FAA certification of the Aircraft with the conforming CSE installed therein.

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3.    Software.

CSE systems may contain software of the following two types:

3.1    Certification Software. The software required to functionally test, operate and certify the CSE systems on the Aircraft is the Certification Software and is part of the CSE.

3.2    Customer's Software. The software which is defined by the Customer to support specified features and appearance is Customer's Software and is not part of the CSE.

3.2.1 Customer is solely responsible for specifying Customer's Software functional and performance requirements and ensuring that Customer's Software meets such requirements. Customer and Customer's Software supplier will have total responsibility for the writing, certification, modification, revision, or correction of any of Customer's Software. Boeing will not perform the functions and obligations described in paragraph 1.2 above, or the Project Manager's functions described in Attachment B, for Customer's Software.

3.2.2 The omission of any Customer's Software or the lack of any functionality of Customer's Software will not be a valid condition for Customer's rejection of the Aircraft at the time of Aircraft delivery unless such omission or lack of functionality is due to a breach by Boeing of its obligations under this Purchase Agreement.

3.2.3 Boeing has no obligation to approve any documentation to support Customer's Software certification. Boeing will only review and operate Customer's Software if in Boeing's reasonable opinion such review and operation is necessary to certify the CSE on the Aircraft.

3.2.4    Boeing will not be responsible for obtaining FAA certification for
Customer's Software.

4.    Changes.

Any changes to CSE may only be made by and between Boeing and the Supplier. Customer requested changes to the CSE specification after execution of this Letter Agreement will be made in writing directly to Boeing for approval and for coordination by Boeing with the Supplier. Any such change to the configuration of the Aircraft will be subject to *** through Boeing’s master change or other process for amendment of the Purchase Agreement. Any Supplier price increase or decrease resulting from such change will be negotiated between Customer and Supplier.

4.1 Boeing and Customer recognize that the developmental nature of the CSE may require changes to the CSE or the Aircraft in order to ensure (i) compatibility of the CSE with the Aircraft and all other Aircraft systems, and (ii) FAA certification of the Aircraft with the CSE installed therein. In such event Boeing will notify Customer and recommend to Customer

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the most practical means for incorporating any such change. If *** after such notification Customer and Boeing cannot mutually agree on the incorporation of any such change or alternate course of action, the remedies available to Boeing in Paragraph 6 will apply.

5. Supplier Defaults.

Boeing will notify Customer in a timely manner in the event of a default by a Supplier under the Supplier's purchase order with Boeing. *** of Customer's receipt of such notification, Boeing and Customer will agree on an alternate Supplier or other course of action. If Boeing and Customer are unable to agree on an alternate Supplier or course of action within such time, the remedies available to Boeing in paragraph 6 will apply.

6. Exhibits B and C to the AGTA.

CSE is deemed to be BFE for the purposes of Exhibit B, Customer Support Document, and Exhibit C, the Product Assurance Document, of the AGTA.

7.    Boeing’s Remedies.

If Customer does not perform its obligations as provided in this Letter Agreement or if a Supplier fails (for any reason other than a default by Boeing under the purchase order terms or this Letter Agreement) to deliver conforming CSE per the schedule set forth in the purchase order, then, in addition to any other remedies which Boeing may have by contract or under law, Boeing may:

7.1 revise the scheduled delivery month of the Aircraft to accommodate the delay in delivery of the conforming CSE and base the calculation of the *** Adjustment on such revised delivery month;

7.2 deliver the Aircraft without part or all of the CSE installed, or with part or all of the CSE inoperative; and/or

7.3 increase the Aircraft Price by the amount of Boeing's additional costs attributable to such noncompliance, including but not limited to, *** associated with *** by Boeing, any *** due to a Supplier’s failure to perform in accordance with CSE program milestones as established by Boeing and agreed to by the Supplier and particularly with respect to *** of such CSE.

8.    Price and Payment.

8.1 ***. An estimated price for the CSE purchased by Boeing will be included in the Aircraft *** to establish the *** for each Aircraft. The estimated price for the Boeing purchased CSE installed on each Aircraft is identified in Table 1 of the Purchase Agreement.

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8.2 Aircraft Price. The Aircraft Price will include the actual CSE prices and any associated costs, including but not limited to transportation and import or export fees, charged to Boeing by Suppliers.

9.    Customer's Indemnification of Boeing.

THE PROVISIONS OF AGTA, EXHIBIT A, BUYER FURNISHED EQUIPMENT PROVISIONS DOCUMENT, “INDEMNIFICATION OF BOEING” WILL APPLY TO CSE.

10.    Title and Risk of Loss.

Title to CSE will remain with Boeing from the time that Boeing receives title to the CSE until the Aircraft title is transferred to Customer. Risk of loss will remain with the entity that is in possession of the CSE prior to Aircraft delivery.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters contained herein, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By /s/ Irma L. Krueger

Its Attorney-In-Fact

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ACCEPTED AND AGREED TO this

Date:     May 15, 2018

UNITED AIRLINES, INC.

By:     /s/ Gerald Laderman

Its:    Senior Vice President Finance,
    Procurement and Treasurer

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ATTACHMENT A1

BOEING MODEL 737-*** AIRCRAFT CABIN SYSTEMS EQUIPMENT

The following optional features (Options), under the terms and conditions of this Letter Agreement, are considered to be CSE. Each of the Options below is fully described in the Detail Specification as described in Exhibit A to the Purchase Agreement.

Option Number and Title
***    ***

***    ***

***    ***

***    ***

***    ***

..

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ATTACHMENT A2

BOEING MODEL 737-*** AIRCRAFT CABIN SYSTEMS EQUIPMENT

The following listing describes items of equipment that under the terms and conditions of this Letter Agreement are considered to be CSE (each such element referred to herein as an Option or Options as the context requires) with each such Option being more fully described in its corresponding Option Data Page. Final configuration will be based on Customer acceptance of any or all Options listed below.

.
Option Number and Title

Option
Number    Option Title

***    ***

***    ***

***    ***

***    ***

***    ***

..

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ATTACHMENT B

PROJECT MANAGER

11.    Project Management.

Boeing will perform the following functions for the CSE. Boeing will have authority to make day-to-day management decisions, and decisions on technical details which in Boeing's reasonable opinion do not significantly affect form, fit, function, cost, or aesthetics. Boeing will be responsible for:

(i)    managing the development of all program schedules;

(ii)	evaluating Supplier's program management and developmental plans to meet Boeing’s production schedule;

(iii)    defining program metrics and status requirements;

(iv)	scheduling and conducting program design and schedule reviews with Customer and Suppliers, as needed;

(v)    monitoring compliance with schedules;

(vi)	evaluating and approving any recovery plans or plan revisions which may be required of either Suppliers or Customer;

(vii)	managing the joint development of the CSE system specification; and

(viii)	leading the development of a joint CSE project management plan (Project Plan).

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12.    System Integration.

Boeing's performance as Project Manager will include the functions of systems integrator
(Systems Integrator). As Systems Integrator Boeing will perform the following functions:

(i)	as required, assist Suppliers in defining their system specifications for the CSE, approve such specifications and develop an overall system functional specification;

(ii)	Coordinate Boeing, Customer and Supplier teams to ensure the Project Plan includes sufficient Supplier testing, Supplier sub-system testing, and an overall CSE system acceptance test; and

(iii) organize and conduct technical coordination meetings with Customer and Supplier(s) to review responsibilities, functionality, Aircraft installation requirements and overall program schedule, direction and progress.

13.    Seat Integration.

(i)
Boeing will coordinate the interface requirements between seat suppliers and Suppliers. Interface requirements are defined in Boeing Document No’s. D6-36230, "Passenger Seat Design and Installation"; D6-36238, "Passenger Seat Structural Design and Interface Criteria"; D222W232, "Seat Wiring and Control Requirements"; and D222W013-4, "Seat Assembly Functional Test Plan", as amended and superseded from time to time.

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